EXHIBIT (j)






                          Independent Auditors' Consent
                          -----------------------------



The Board of Directors
American Eagle Funds, Inc.


We consent to the use of our report incorporated herein by reference and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "COUNSEL AND AUDITORS" in Part B of the Registration Statement.



                                                              KPMG LLP


Minneapolis, Minnesota
April 26, 2004